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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 21, 2006

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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

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                        Commission file number 000-23039

                 COLORADO                               14-1623047
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    18685 East Plaza Drive, Parker, Colorado               80134
    (Address of principal executive offices)             (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events

The Company issued a press release dated August 22, 2006. A copy of the press release is attached hereto as Exhibit 99.9.

Item 9.01.    Financial Statements and Exhibits.

       (c)    Exhibits

       99.9   Press Release Dated August 22, 2006 is filed herewith.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ORALABS HOLDING CORP.

                                   By: /s/ Gary H. Schlatter
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                                      Gary H. Schlatter
                                      President
Date: August 22, 2006


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.9           Press Release issued by the Company dated August 22, 2006.